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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 27, 2003, is entered into by and among Maguire Properties, Inc., a Maryland corporation (the "Company"), Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), and the unit holders whose names are set forth on the signature pages hereto (each a "Unit Holder" and collectively, the "Unit Holders").

                                    RECITALS

                  WHEREAS, in connection with the initial public offering of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), the Company, the Operating Partnership and the Unit Holders as the parties which hold ownership interests in certain office properties and other assets (the "Properties") will engage in certain formation transactions (the "Formation Transactions") whereby the Unit Holders will contribute to the Operating Partnership their interests in the Properties and other assets;

                  WHEREAS, the Unit Holders will receive units of limited partnership interests ("OP Units") in the Operating Partnership in exchange for their respective interests in the Properties and other assets and the Company will be the general partner of the Operating Partnership;

                  WHEREAS, pursuant to the Partnership Agreement (as defined below) OP Units owned by the Maguire Persons (as defined below) will be redeemable for cash or exchangeable for shares of Common Stock of the Company upon the terms and subject to the conditions contained therein; and

                  WHEREAS, the Unit Holders are willing to contribute their respective interests in the Properties and other assets in consideration of receiving, among other things, the registration rights set forth in Article II hereof.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

                  "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

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                  "Agreement" means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

                  "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the Company as filed with the Secretary of State of the State of Maryland on June____, 2003, as the same may be amended, modified or restated from time to time.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York or Los Angeles, California are authorized by law to close.

                  "Commission" means the Securities and Exchange Commission.

                  "Demand Registration" means a Demand Registration as defined in Section 2.2.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

                  "Exchangeable OP Units" means OP Units which may be redeemable for cash or exchangeable for Common Stock pursuant to Section 8.6 of the Partnership Agreement (without regard to any limitations on the exercise of such exchange right as a result of the Ownership Limit Provisions).

                  "General Partner" means the Company or its successors as general partner of the Operating Partnership.

                  "Holder" means any Maguire Person who is the record or beneficial owner of any Registrable Security or any assignee or transferee of such Registrable Security (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) to the extent (x) permitted under the Partnership Agreement and (y) such assignee or transferee agrees in writing to be bound by all the provisions hereof, unless such Registrable Security is acquired in a public distribution pursuant to a registration statement under the Securities Act or pursuant to transactions exempt from registration under the Securities Act where securities sold in such transaction may be resold without subsequent registration under the Securities Act.

                  "Immediate Family" of any individual means such individual's estate and heirs or current spouse, or former spouse, parents, parents-in-law, children (whether natural or adoptive or by marriage), siblings and grandchildren and any trust or estate, all of the beneficiaries of which consist of such individual or any of the foregoing.

                  "Initial Public Offering" means the offering of the Company's Common Stock pursuant to the Form S-11 Registration Statement (No. 333-101170) filed by the Company with the Commission under the Securities Act.

                  "Maguire Persons" means (i) any Unit Holder, (ii) any partner, member or stockholder of the Unit Holders, (iii) any Affiliates of any such partner, member or stockholder, and (iv) the Immediate Family of any of the foregoing.

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                  "Market Value" means, with respect to the Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of a written request for registration pursuant to
Section 2.2(a). The market price for each such trading day shall be: (i) if the Common Stock is listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Common Stock is not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Common Stock is not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the Common Stock shall be determined by the Board of Directors of the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                  "Ownership Limit Provisions" mean the various provisions of the Company's Charter set forth in ARTICLE SEVENTH thereof restricting the ownership of Common Stock by Persons to specified percentages of the outstanding Common Stock.

                  "Partnership Agreement" means the amended and restated agreement of limited partnership of the Operating Partnership dated as of____________, 2003, as the same may be amended, modified or restated from time to time.

                  "Person" means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Piggy-Back Registration" means a Piggy-Back Registration as defined in Section 2.3.

                  "Registrable Securities" means shares of Common Stock of the Company at any time owned, either of record or beneficially, by any Maguire Person and issued upon exchange of Exchangeable OP Units received in the Formation Transactions (including, without limitation, shares of Common Stock issuable upon exchange of Exchangeable OP Units) and any additional Common Stock issued as a dividend, distribution or exchange for, or in respect of such shares until (i) a registration statement covering such shares has been declared effective by the Commission and such shares have been disposed of pursuant to such effective registration statement, (ii) such shares are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or under which such shares may be sold pursuant to Rule 144(k), (iii) such shares held by such Person

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may be sold pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(l)(i) under the Securities Act, or (iv) such shares have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares may be resold without subsequent registration under the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

                  "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

                  "Shelf Registration Statement" means a Shelf Registration statement as defined in Section 2.1.

                  "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

                                   ARTICLE II
                              REGISTRATION RIGHTS

                  SECTION 2.1. Shelf Registration. Commencing on or after fourteen (14) months after the consummation date of the Initial Public Offering, the Company shall prepare and file a "shelf" registration statement with respect to shares of Common Stock issuable upon the exchange of Exchangeable OP Units on an appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") and shall use its best efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter, and to keep such Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Shelf Registration Statement are no longer Registrable Securities. In the event that the Company fails to file, or if filed fails to maintain the effectiveness of, a Shelf Registration Statement, Holders of shares of Common Stock issuable upon the exchange of Exchangable OP Units may make a written request for a Demand Registration (as defined below) pursuant to
Section 2.2 herein or Piggy Back Registration (as defined below) pursuant to
Section 2.3 herein; provided, further, that if and so long as a Shelf Registration Statement is on file and effective, then the Company shall have no obligation to effect a Demand Registration or Piggy Back Registration.

                  SECTION 2.2. Demand Registration.

                           (a)      Request for Registration. Subject to Section
2.1 hereof, commencing on or after the date which is eighteen (18) months after the consummation date of the Initial Public Offering, Holders of Registrable Securities may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration"); provided, that the Company shall not be obligated to effect more than one Demand Registration in any twelve month period; and provided, further, that the number of shares of Registrable Securities proposed to be sold by the Holders making such written request shall have a Market Value of at least $5,000,000. Subject to the foregoing, the number of

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Demand Registrations which may be made pursuant to this Section 2.2 shall be unlimited. Any such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within ten (10) days after receipt of such request, the Company will give written notice of such registration request to all other Holders of the Registrable Securities and include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the receipt by the applicable Holder of the Company's notice. Each such request will also specify the number of shares of Registrable Securities to be registered and the intended method of disposition thereof. Unless the Holder or Holders of a majority of the Registrable Securities to be registered in such Demand Registration shall consent in writing, no other party, including the Company (but excluding another Holder of a Registrable Security), shall be permitted to offer securities under any such Demand Registration.

                           (b)      Effective Registration. A registration will
not count as a Demand Registration until it has become effective.

                           (c)      Selling Holders Become Party to Agreement.
Each Holder acknowledges that by asserting or participating in its registration rights pursuant to this Article II, he or she may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

                           (d)      Priority on Demand Registrations. If the
Holders of a majority of shares of the Registrable Securities to be registered in a Demand Registration so elect by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select the book-running managing Underwriter in connection with any such Demand Registration; provided that such managing Underwriter must be reasonably satisfactory to the Holders of a majority of the shares of the Registrable Securities. The Company may select any additional investment banks and managers to be used in connection with the offering; provided that such additional investment bankers and managers must be reasonably satisfactory to a majority of the Holders making such Demand Registration. To the extent 10% or more of the Registrable Securities so requested to be registered are excluded from the offering in accordance with
Section 2.4, the Holders of such Registrable Securities shall have the right to one additional Demand Registration under this Section in such twelve-month period with respect to such Registrable Securities.

                  SECTION 2.3. Piggy-Back Registration. Subject to Section 2.1 hereof, if the Company proposes to file a registration statement under the Securities Act with respect to an underwritten equity offering by the Company for its own account or for the account of any of its respective securityholders of any class of security (other than (i) any registration statement filed by the Company under the Securities Act relating to an offering of Common Stock for its own account as a result of the exercise of the exchange rights set forth in
Section 8.6 of the Partnership Agreement, (ii) any registration statement filed in connection with a demand registration other than a Demand Registration under this Agreement or (iii) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to

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the Holders of Registrable Securities as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a "Piggy-Back Registration"). The Company shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

                  SECTION 2.4. Reduction of Offering. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.2 or 2.3 deliver a written opinion to the Company and the Holders of the Registrable Securities included in such offering that (i) the size of the offering that the Holders, the Company and such other persons intend to make or (ii) the kind of securities that the Holders, the Company and/or any other persons or entities intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (A) if the size of the offering is the basis of such Underwriter's opinion, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities proposed for registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that, in the case of a Piggy-Back Registration, if securities are being offered for the account of other persons or entities as well as the Company, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced; and (B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)) or, (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

                  SECTION 2.5. Registration Procedures; Filings; Information. In connection with any Shelf Registration Statement under Section 2.1 or whenever Holders request that any Registrable Securities be registered pursuant to
Section 2.2 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

                           (a)      The Company will as expeditiously as
possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 270 days; provided that if the Company shall furnish to the Holders making a request pursuant to Section 2.2 a certificate signed by either its Chairman, Vice Chairman, Chief Executive Officer or President stating that

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in his or her good faith judgment it would be significantly disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 180 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.2.

                           (b)      The Company will, if requested, prior to
filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

                           (c)      After the filing of the registration
statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                           (d)      The Company will use its best efforts to (i)
register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter or Underwriters, if any, reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d),
(B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                           (e)      The Company will immediately notify each
Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

                           (f)      The Company will enter into customary
agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

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                           (g)      The Company will make available for
inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the company or its Affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                           (h)      The Company will furnish to each Selling
Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under SAS 72, a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Holders of a majority of the Registrable Securities included in such offering or the managing Underwriter or Underwriters therefor reasonably requests.

                           (i)      The Company will otherwise use its best
efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule
158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

                           (j)      The Company will use its best efforts to
cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                           The Company may require each Selling Holder of
Registrable Securities to promptly furnish in writing to the Company such information regarding such selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

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                           Each Selling Holder agrees that, upon receipt of any
notice from the Company of the happening of any event of the kind described in
Section 2.5(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 2.5(e) hereof.

                  SECTION 2.6. Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.5(h) hereof), and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

                  SECTION 2.7. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the

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Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for inclusion therein. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 2.7, provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter of the Registrable Securities from whom the person asserting any such losses, claims, damages or liabilities purchased the Registrable Securities which are the subject thereof if such person did not receive a copy of the prospectus (or the prospectus as supplemented) at or prior to the confirmation of the sale of such Registrable Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as supplemented).

                  SECTION 2.8. Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with respect to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.7. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act on substantially the same basis as that of the indemnification of the Company provided in this Section 2.8.

                  SECTION 2.9. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to
Section 2.7 or 2.8, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (an "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.7 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.8, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 Business Days after receipt by such Indemnifying Party of the aforesaid request and (ii) such Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of with any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

                  SECTION 2.10. Contribution. If the indemnification provided for in Section 2.7 or 2.8 hereof is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder's obligations to contribute pursuant to this Section 2.10 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

                  SECTION 2.11. Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

                  SECTION 2.12. Rule 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  SECTION 2.13. Holdback Agreements.

                           (a)      Restrictions on Public Sale by Holder of
Registrable Securities. To the extent not inconsistent with applicable law, each Holder whose securities are included in a registration statement agrees not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested in writing by the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing underwriter or Underwriters in the case of an underwritten public offering.

                           (b)      Restrictions on Public Sale by the Company
and Others. The Company agrees that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any securities similar to those being registered in accordance with Section 2.2 or Section 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement where the Holders of a majority of the Registrable Securities to be included in such registration statement consent or as part of registration statements filed as set forth in Section 2.3(i) or
(iii)), if and to the extent requested in writing by the Company in the case of a non-underwritten public offering or if and to the extent requested in writing by the managing Underwriter or Underwriters in the case of an underwritten public offering, in each case including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

                           (c)      If the Company determines in its good faith
judgment that the filing of the Shelf Registration Statement under Section 2.1 or a Demand Registration under Section 2.2 hereof or the use of any related prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf

Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the earlier of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.12(c) is no longer necessary and (ii) 180 days. The Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.

                           (d)      If all reports required to be filed by the
Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Act, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement or a Demand Registration shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement, and the Company shall notify the Holders as promptly as practicable when such suspension is no longer required.

                                  ARTICLE III
                                 MISCELLANEOUS

                  SECTION 3.1. New York Stock Exchange Listing. In the event that the Company shall issue any Common Stock in exchange for OP Units pursuant to Section 8.6 of the Partnership Agreement, then in any such case the Company agrees to cause any such shares of Common Stock to be listed on the New York Stock Exchange prior to or concurrently with the issuance thereof by the Company.

                  SECTION 3.2. Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Maguire Persons shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  SECTION 3.3. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders of a majority of the Registrable Securities. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

                  SECTION 3.4. Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to any Maguire Person, initially c/o the Operating Partnership initially at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013 (Attention: President), or to such other address and to such other Persons as any Maguire Person may hereafter specify in writing; and

                  (2) if to the Company, initially at 555 West Fifth Street, Suite 5000, Los Angeles, California 90013 (Attention: President), or to such other address as the Company may hereafter specify in writing.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  SECTION 3.5. Successors and Assigns. Except as expressly provided in this Agreement the rights and obligations of the Maguire Persons under this Agreement shall not be assignable by any Maguire Person to any Person that is not a Maguire Person. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

                  SECTION 3.6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

                  SECTION 3.7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to the choice of law provisions thereof.

                  SECTION 3.8. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  SECTION 3.9. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  SECTION 3.10. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 3.11. No Third Party Beneficiaries. Nothing express or implied herein is intended or shall be construed to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights, remedies or other benefits under or by reason of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                               COMPANY

                                               MAGUIRE PROPERTIES, INC.,
                                               a Maryland corporation

                                               By: /s/ Dallas E. Lucas
                                                   ----------------------------
                                                   Dallas E. Lucas
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                               OPERATING PARTNERSHIP

                                               MAGUIRE PROPERTIES L.P.,
                                               a Maryland limited partnership

                                               By: Maguire Properties, Inc.
                                                   General Partner

                                                   By: /s/ Dallas E. Lucas
                                                       ------------------------
                                                       Dallas E. Lucas
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer

                                               UNIT HOLDERS

                                               ROBERT F. MAGUIRE III

                                               /s/ Robert F. Maguire III
                                               -----------------------------

                                               MAGUIRE PARTNERS, INC.,
                                               a California corporation

                                               By: /s/ Robert F. Maguire III
                                                   -----------------------------
                                                   Robert F. Maguire III
                                                   Title:

                 Signature Page to Registration Rights Agreement

                                       S-l

                                            MAGUIRE PARTNERS SCS, INC.,
                                            a California corporation

                                            By: /s/ Robert F. Maguire III
                                                -----------------------------
                                                Robert F. Maguire III
                                                Title:

                                            MAGUIRE PARTNERS BGHS, LLC,
                                            a California limited liability
                                            company

                                            By: /s/ Robert F. Maguire III
                                                -----------------------------
                                                Robert F. Maguire III
                                                Title:

                                            MAGUIRE PARTNERS PASADENA GEN-PAR,
                                            INC.,
                                            a Delaware corporation

                                            By: /s/ Robert F. Maguire III
                                                -----------------------------
                                                Robert F. Maguire III
                                                Title:

                                            MAGUIRE PARTNERS DEVELOPMENT, LTD.,
                                            a California limited partnership

                                            By: /s/ Robert F. Maguire III
                                                -----------------------------
                                                Robert F. Maguire III
                                                Title:

                                            MAGUIRE PARTNERS - WFC HOLDINGS,
                                            LLC,
                                            a Delaware limited liability company

                                            By: /s/ Robert F. Maguire III
                                                -----------------------------
                                                Robert F. Maguire III
                                                Title:

                 Signature Page to Registration Rights Agreement

                                         MAGUIRE PARTNERS - INVESTMENTS, LLC
                                         a California limited liability
                                         company

                                         By: /s/ Robert F. Maguire III
                                             -----------------------------
                                             Robert F. Maguire III

                                         MAGUIRE PARTNERS - MASTER
                                         INVESTMENTS, LLC,
                                         a California limited liability company

                                         By:  Maguire Partners, Inc.,
                                              a California corporation
                                         Its: Managing Member

                                              By: /s/ Robert F. Maguire III
                                                  -----------------------------
                                                  Robert F. Maguire III
                                                  Title:

                                         PHILADELPHIA PLAZA - PHASE II,
                                         a Pennsylvania general partnership

                                         By:  Maguire Thomas Partners-Commerce
                                              Square II, Ltd.,
                                              a California limited partnership
                                         Its: Partner

                                              By:  Thomas Partners Inc.,
                                                   a California corporation
                                              Its: General Partner

                                                   By: /s/ James A. Thomas
                                                      --------------------------
                                                      James A. Thomas
                                                      Title: President

                Signature Page to Registration Rights Agreement

                                                WILLIAM THOMAS ALLEN

                                                /s/ WILLIAM THOMAS ALLEN
                                                ------------------------

                                                DANIEL F. GIFFORD

                                                /s/ DANIEL F. GIFFORD
                                                ---------------------

                                                TIMOTHY H. WALKER

                                                /s/ TIMOTHY H. WALKER
                                                ---------------------

                Signature Page to Registration Rights Agreement